UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2013

Five Oaks Investment Corp.

(Exact name of registrant as specified in its charter)

Maryland	001-35845	45-4966519
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

641 Lexington Avenue, Suite 1432 New York, New York	10022
(Address of principal executive offices)	(Zip Code)

(212) 328-9521

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01. Regulation FD Disclosure.

On May 23, 2013, Five Oaks Investment Corp. (NYSE: OAKS) (“Five Oaks” or “the Company”) issued a press release announcing that members of the Company’s executive team would be presenting at the Keefe, Bruyette & Woods Mortgage Finance Conference on Tuesday, June 4th, 2013 at the Crowne Plaza Times Square Hotel in New York, NY. The Five Oaks presentation is scheduled to begin at 3.15pm EDT. The associated presentation materials will be available at 3pm EDT on June 4th, 2013, on the Company’s website at www.fiveoaksinvestment.com under the tab Investor Relations: Webcasts & Presentations.

A copy of the press release is furnished herewith as Exhibit 99.1 to this current report on Form 8-K and is incorporated herein by reference.

The information disclosed under this Item 7.01, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1     -     Press Release of Five Oaks Investment Corp., dated May 23, 2013.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Five Oaks Investment Corp.

May 23, 2013	By:	/s/ David Oston
David Oston
Chief Financial Officer, Secretary and Treasurer

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